Supplement dated June 7, 2024
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2024, in Appendix: Underlying Mutual Funds Available Under the Contract, for the VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class, the value in the Current Expenses cell is deleted and replaced with the following: 1.26%
ISP-0778